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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   December 1, 1996
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                         PW Preferred Yield Fund II, LP
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               (Exact Name of Registrant as Specified in Charter)


Delaware                           0-22300                       84-1180783
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(State or Other Jurisdiction      (Commission                 (IRS Employer
   Of Incorporation)              File Number)               Identification No.)



                98 North Washington Street, Boston, MA                 02114
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code   (617) 854-5800
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 4.  Changes In And Disagreements With Accountants On Accounting And
         Financial Disclosure.

On December 1, 1996, the Board of Directors of the General Equipment Management II Inc. (the "Administrative General Partner") of Registrant elected to retain Coopers and Lybrand LLP ("C & L") as its independent auditor and to dismiss Arthur Andersen, LLP ("AA"). Heretofore AA had acted as the Registrant's independent auditor. The decision to change auditors was recommended by the Registrant's Administrative General Partner.

The reports of AA on the financial statements of the Registrant for each of the two fiscal years in the period ended December 31, 1995, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant's two recent fiscal years and all subsequent interim periods preceding such change in auditors, there was no disagreement with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its report; nor has AA ever presented a written report, or otherwise communicated in writing to the Registrant or its General Partners the existence of any "disagreement" or "reportable event" within the meaning of Item 304 of Regulation 8-K.

The Registrant has authorized AA to respond fully to the inquiries of the Registrant's successor accountant and has requested that AA provide the Registrant with a letter addressed to the SEC, as required by Item 304 (a) (3) of Regulations S-K, so that the Registrant can file such letter with the SEC.

Item  7. Financial Statement, Pro Forma Financial Information Exhibits.

                  a.  Financial Statements of Businesses Acquired.
                           Not applicable.

                  b.  Pro Forma Financial Information
                           Not applicable.

                  c.  Exhibits.

              Number                      Description

               16                Letter re change in certifying


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PW Preferred Yield Fund II L.P.

December 13, 1996                   By      By:  /s/ Joseph P. Ciavarella
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                                            Joseph P. Ciavarella
                                            Vice President
                                            General Equipment Management II Inc.
                                            Administrative General Partner